SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

            December 4, 1995 (October 12, 1995) (Date of Report (Date
                          of earliest event reported))

                             ADVANCED MEDICAL, INC.
          ------------------------------------------------------------

               (Exact name of registrant as specified in charter)


                                    Delaware
          ------------------------------------------------------------

                 (State or other jurisdiction of incorporation)


                                    33-26398
          ------------------------------------------------------------

                            (Commission File Number)


                                   13-3492624
          ------------------------------------------------------------

                        (IRS Employer Identification No.)


                            9775 Businesspark Avenue
                               San Diego, CA 92131
          ------------------------------------------------------------

                    (Address of principal executive officers)



                                 (619) 566-0426
              (Registrant's telephone number, including area code)




                            Exhibit Index is on Page



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ITEM 5.     Other Events

     On October 12, 1995, Decisions Incorporated ("Decisions"), a corporation wholly owned by Jeffry M. Picower, the Chairman of the Board and a director of the Registrant, agreed to lend to the Registrant the principal amount of $25,000,000, and, in exchange, the Registrant agreed to issue to Decisions a promissory note (the "Note"), as more fully described in the Press Release of the Registrant dated October 17, 1995, a copy of which is attached hereto as
Exhibit 1 and incorporated herein by reference. On December 4, 1995, Decisions loaned the Registrant the principal amount of $25,000,000, and, in exchange, the Registrant issued the Note to Decisions. The Note, a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference, provides, among other things, that: (i) interest on the principal amount of the Loan shall accrue at a rate of 7% per annum; (ii) interest on the principal amount of the $25,000,000 Note shall be due and payable On October 11, 1996 and thereafter on June 30 and December 31 of each calendar year; (iii) principal (together with accrued and unpaid interest thereon) shall be payable on January 4, 2001; (iv) the Issuer's obligations under the $25,000,000 Note shall be secured by a first priority security interest in all of the Corporation's assets, subject to certain senior liens previously granted to General Electric Capital Corporation ("GECC"), provided, however, that until such time as the Issuer has obtained GECC's consent, the first priority security interest will not apply to assets of the Issuer on which GECC has a lien; and (v) the principal portion of the $25,000,000 Note may be, at the option of the holder, converted into up to 9,523,809 shares of the Corporation's common stock, par value $.01 per share, at a conversion price of $2.625 per share, subject to anti-dilution protection, which was the closing price of the Common Stock on the day immediately prior to the agreement regarding the Loan.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Not Applicable

      (b)   Not Applicable

      (c)   Exhibits.

            Exhibit 1  Press Release dated October 17, 1995.

            Exhibit 2 Promissory Note dated as of October 12, 1995, issued to Decisions.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ADVANCED MEDICAL, INC.
                                          ----------------------------------
                                                (Registrant)



Date:  December 4, 1995                   By:/s/Joseph W. Kuhn
                                                Joseph W. Kuhn
                                                President



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                                  EXHIBIT INDEX


Exhibit                       Material to be Filed                Page
Number                             as Exhibits                    Number


Exhibit 1                     Press Release dated October
                              17, 1995


Exhibit 2                     Promissory Note dated as of
                              October 12, 1995, issued to
                              Decisions.










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